UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-4264

Name of Fund: Merrill Lynch California Insured Municipal Bond Fund of Merrill
      Lynch California Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 08/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        California Insured Municipal
                                        Bond Fund

Annual Report
August 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch California Insured Municipal Bond

Distribution by Market Sector (unaudited)

                                                                Percent of Total
As of August 31, 2004                                              Investments
--------------------------------------------------------------------------------
Other Revenue Bonds .......................................            75.2%
General Obligation Bonds ..................................            24.6
Mutual Funds ..............................................             0.2
Other+ ....................................................              --*
                                                                     ------
Total .....................................................           100.0%
                                                                     ======

+     Includes portfolio holdings in short-term investments.
*     Amount is less than 0.1%.

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch California Insured Municipal Bond Fund during the taxable year ended August 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

A Letter From the President

Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. The Fed raised the Federal Funds rate 75 basis points (.75%) in three separate moves since June, bringing the target short-term interest rate to 1.75% -- still low by historical standards. The Fed has been deliberate in telegraphing its intention to take a "measured" approach to interest rate increases in order to avoid upsetting the economy or the financial markets, while still leaving room to move more aggressively if inflation and economic growth accelerate more than anticipated. The forward curve currently projects further increases in short-term interest rates before year-end. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising interest rates means the value of older issues declines because they bear the former lower interest rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. However, because municipal bonds offer the advantage of tax-exempt income, they continue to be an attractive alternative for many fixed income investors. For the 12-month period ended August 31, 2004, municipal bonds posted a return of +7.11%, as measured by the Lehman Brothers Municipal Bond Index.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004    3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      Although the Fund's defensive structure resulted in modest underperformance relative to its benchmark during the 12-month period, we believe the portfolio is positioned to perform well in a rising interest rate environment.

Describe the recent market environment relative to municipal bonds.

Amid considerable monthly volatility, U.S. Treasury bond yields finished the 12-month period ended August 31, 2004 lower than where they began. At the beginning of the period, yields declined as bond prices -- which move in the opposite direction -- rose. Despite continued improvement in U.S. economic conditions, solid job creation remained elusive. Consumer confidence faltered, and investors became increasingly convinced that the Federal Reserve Board (the
Fed) would hold short-term interest rates at their historic lows. Under the circumstances, the 30-year U.S. Treasury bond yield declined to 4.65% by mid-March.

In early April, however, monthly employment reports began to show unexpectedly large gains. In response, bond yields increased as their prices fell. Associated improvements in consumer confidence and spending led some investors to reverse their earlier expectations, believing instead that the Fed would soon be forced to raise short-term interest rates to ward off potential inflation. By early June, the long-term U.S. Treasury bond yield had risen above 5.50%. For the remainder of the period, bond yields generally declined. Payroll growth had begun to wane and inflationary measures continued to be negligible. Although the Fed began raising interest rates (.25% in June, .25% in August and another .25% in September bringing the target rate to 1.75%), it seemed committed to a measured tightening policy. This effectively removed much of the earlier concern over the potential for a prolonged series of interest rate increases. The prospect for a measured, moderate tightening sequence helped support higher bond prices (and lower yields) for the remainder of the Fund's fiscal year. By the end of August 2004, the yield on the long-term U.S. Treasury bond stood at 4.93%, a decline of almost 30 basis points (.30%) over the past year. The 10-year U.S. Treasury note yield ended the period at 4.12%, a decrease of 35 basis points during the 12-month period.

Tax-exempt issues, supported by a favorable technical backdrop, exhibited less volatility than their taxable counterparts. As measured by the Bond Buyer Revenue Bond Index, yields on long-term revenue bonds fell approximately 30 basis points over the past year. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined more than 30 basis points to 4.70%, and yields on 10-year AAA-rated issues fell more than 40 basis points to 3.50%.

Declining supply trends allowed tax-exempt bond prices to register moderate gains for the year. More than $360 billion in new long-term tax-exempt bonds was underwritten in the past 12 months, a decline of approximately 6% compared to last year. Approximately $95 billion in long-term tax-exempt bonds was issued in the last three months of the fiscal year, a decline of nearly 15% versus the same period a year ago. The tax-exempt bond market maintained a positive supply/demand position throughout the reporting period, allowing municipal issues to outperform their taxable counterparts. New-issue volume is expected to remain manageable, continuing to support the tax-exempt market's favorable technical position for the remainder of the year. In addition, attractive yield ratios compared to taxable securities should continue to draw both traditional and non-traditional investors to the tax-exempt market.

Describe conditions in the State of California.

As the fiscal year began, California was facing political and economic uncertainty. A gubernatorial recall election was triggered by concerns about the state's $38 billion budget deficit, which had led Standard & Poor's to downgrade California's credit rating to BBB, making the state the lowest-rated in the nation. Conditions improved somewhat as the state passed a new budget and voters elected Arnold Schwarzenegger to the governor's office. The budget, however, included a significant amount of new general obligation debt -- backed by the state's precarious revenues -- as well as new "fiscal recovery" bonds to reduce the deficit.

Toward the end of 2003, credit-rating agencies Fitch and Moody's followed Standard & Poor's lead and downgraded California's credit rating. The downgrade was prompted by Governor Schwarzenegger's repeal of the unpopular vehicle licensing fee, which reduced the state's revenues, and a lack of consensus on how California's budget crisis would be resolved.

In June 2004, California completed the issuance of $11 billion in economic recovery bonds, alleviating concerns about the state's cash-flow situation. Subsequently, Moody's upgraded the state's long-term credit rating to A3 from Baa1, citing California's recovering economy, increased tax collections, improved budget outlook and better liquidity.


4   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

Subsequently, Standard & Poor's upgraded the state's long-term credit rating to A from BBB, citing California's recovering economy, increased tax collections, improved budget outlook and better liquidity. Fitch soon raised the state's credit rating to A-.

Responding to the state's improved fiscal health, credit spreads on California bonds tightened considerably, reflecting investors' increased comfort with the risk involved in owning the state's debt. Long-term California bonds had traded as much as 60 basis points - 70 basis points cheaper than comparable maturity AAA-rated bonds. By period-end, the gap had narrowed to approximately 10 basis points - 15 basis points.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2004, Merrill Lynch California Insured Municipal Bond Fund's Class A, Class B, Class C and Class I Shares posted total returns of +6.37%, +5.94%, +5.84% and +6.48%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the Fund's unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned +7.11% and its comparable Lipper category of California Insured Municipal Debt Funds had an average return of +6.50%. (Funds in this Lipper category invest primarily in securities exempt from taxation in California and insured as to timely payment.)

Because the Fund's investments are limited to California municipal bonds, primarily insured issues, it is little surprise that returns lagged the broad-market Lehman Brothers Municipal Bond Index. Given the volatile conditions in the state for much of the year, California municipal securities underperformed the national municipal market for the period. Compared to its Lipper group, the Fund's relatively short duration hampered performance in an environment of modestly declining interest rates. Given the prolonged period of historically low interest rates, we positioned the Fund defensively in anticipation of rising rates ahead. The shorter duration was designed to limit the Fund's sensitivity to rising interest rates and to provide protection for the Fund's net asset value. Although bond yields ended the year lower than where they began, we believe our short duration stance prepares the Fund for relative strong performance as interest rates rise in accordance with the Fed's tightening cycle.

What changes were made to the portfolio during the period?

We focused on providing a competitive total return by enhancing the Fund's current yield. At August 31, 2004, the portfolio's average coupon yield was 6.20%, while the current yield on AAA-rated, 30-year California municipal bonds averaged 4.74%.

We maintained the portfolio's relatively low turnover rate in an effort to improve the Fund's tax efficiency. Lower turnover leads to less frequent capital gains distributions, thereby reducing shareholders' income tax liability. As a result, there was very little trading activity in the last quarter of the period.

We kept the Fund's defensive positioning, as we believe this readies the portfolio to perform well in a rising interest rate environment. We have fashioned this defensive stance by reducing the portfolio's effective duration (a measurement of a bond's sensitivity to changes in interest rates), rather than the use of derivatives and/or hedging, which we believe would increase the Fund's volatility.

The Fund's overall credit quality improved somewhat during the period, as its weighting in insured California municipal securities rose from approximately 82% of net assets to 86%.

How would you characterize the Fund's position at the close of the period?

We maintained the Fund's conservative positioning at period-end. We anticipate that market rates will rise as the Fed moves to "normalize" short-term interest rates, the U.S. economy continues to improve, and we feel some relief from the geopolitical tensions that we believe have been priced into the market. These include concerns of terrorism at the now-concluded Summer Olympics and the uncertainty surrounding the upcoming presidential election.

Overall, we believe the Fund will continue to provide shareholders with competitive total returns and limited risk, as its relatively high current yield should offset somewhat any decline in its net asset value in a rising interest rate environment.

Walter C. O'Connor
Vice President and Portfolio Manager

September 22, 2004


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004    5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                               10-Year/
                                                               6-Month         12-Month     Since Inception   Standardized
As of August 31, 2004                                       Total Return    Total Return     Total Return     30-Day Yield
==========================================================================================================================
ML California Insured Municipal Bond Fund Class A Shares*       +0.08%          +6.37%          +80.95%           3.54%
--------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class B Shares*       -0.21           +5.94           +69.47            3.29
--------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class C Shares*       -0.18           +5.84           +72.15            3.19
--------------------------------------------------------------------------------------------------------------------------
ML California Insured Municipal Bond Fund Class I Shares*       +0.13           +6.48           +78.16            3.64
--------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                          +0.55           +7.11        +88.71/+94.98          --
--------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's 10-year/since inception periods are 10 years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.
** This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Ten-year/since inception total returns are for 10 years and from 10/31/94.


6   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

ML California Insured Municipal Bond Fund's Class A and Class C Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class C Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to August 2004:

                                    10/21/94**       8/95              8/96             8/97              8/98             8/99
ML California Insured
Municipal Bond Fund+--
Class A Shares*                     $ 9,600          $10,501           $11,173          $12,128           $13,134          $12,874

ML California Insured
Municipal Bond Fund+--
Class C Shares*                     $10,000          $10,891           $11,529          $12,451           $13,405          $13,084

                                    8/00             8/01              8/02             8/03              8/04
ML California Insured
Municipal Bond Fund+--
Class A Shares*                     $13,764          $15,124           $15,953          $16,329           $17,371

ML California Insured
Municipal Bond Fund+--
Class C Shares*                     $13,918          $15,216           $15,970          $16,264           $17,215

                                    10/31/94         8/95              8/96             8/97              8/98             8/99
Lehman Brothers Municipal
Bond Index++                        $10,000          $11,248           $11,837          $12,932           $14,050          $14,120

                                    8/00             8/01              8/02             8/03              8/04
Lehman Brothers Municipal
Bond Index++                        $15,077          $16,614           $17,651          $18,205           $19,498

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML California Insured Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 8/31/04                                 +6.37%         +2.12%
--------------------------------------------------------------------------------
Five Years Ended 8/31/04                               +6.18          +5.31
--------------------------------------------------------------------------------
Inception (10/21/94)
through 8/31/04                                        +6.20          +5.76
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                      Return          Return
                                                   Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 8/31/04                                 +5.84%         +4.84%
--------------------------------------------------------------------------------
Five Years Ended 8/31/04                               +5.64          +5.64
--------------------------------------------------------------------------------
Inception (10/21/94)
through 8/31/04                                        +5.66          +5.66
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004    7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

ML California Insured Municipal Bond Fund's Class B and Class I Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from August 1994 to August 2004:

                                    8/94             8/95              8/96             8/97              8/98
ML California Insured
Municipal Bond Fund+--
Class B Shares*                     $10,000          $10,625           $11,259          $12,172           $13,128

ML California Insured
Municipal Bond Fund+--
Class I Shares*                     $ 9,600          $10,248           $10,914          $11,848           $12,844

                                    8/99             8/00              8/01             8/02              8/03             8/04
ML California Insured
Municipal Bond Fund+--
Class B Shares*                     $12,816          $13,646           $14,934          $15,690           $15,994          $16,947

ML California Insured
Municipal Bond Fund+--
Class I Shares*                     $12,613          $13,498           $14,847          $15,663           $16,062          $17,104

                                    8/94             8/95              8/96             8/97              8/98
Lehman Brothers Municipal
Bond Index++                        $10,000          $10,886           $11,457          $12,516           $13,598

                                    8/99             8/00              8/01             8/02              8/03             8/04
Lehman Brothers Municipal
Bond Index++                        $13,666          $14,592           $16,079          $17,083           $17,619          $18,871

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML California Insured Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of California, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                     Return           Return
                                                  Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 8/31/04                                +5.94%          +1.94%
--------------------------------------------------------------------------------
Five Years Ended 8/31/04                              +5.75           +5.43
--------------------------------------------------------------------------------
Ten Years Ended 8/31/04                               +5.42           +5.42
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                  Return Without   Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 8/31/04                                +6.48%          +2.22%
--------------------------------------------------------------------------------
Five Years Ended 8/31/04                              +6.28           +5.42
--------------------------------------------------------------------------------
Ten Years Ended 8/31/04                               +5.95           +5.51
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


8   MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2004 and held through August 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                 Expenses Paid
                             Beginning            Ending      During the Period*
                           Account Value      Account Value      March 1, 2004
                           March 1, 2004     August 31, 2004  to August 31, 2004
================================================================================
Actual
================================================================================
Class A                        $1,000           $1,000.80            $3.93
--------------------------------------------------------------------------------
Class B                        $1,000           $  997.90            $5.99
--------------------------------------------------------------------------------
Class C                        $1,000           $  998.20            $6.45
--------------------------------------------------------------------------------
Class I                        $1,000           $1,001.30            $3.43
================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================
Class A                        $1,000           $1,021.27            $3.97
--------------------------------------------------------------------------------
Class B                        $1,000           $1,019.21            $6.06
--------------------------------------------------------------------------------
Class C                        $1,000           $1,018.75            $6.51
--------------------------------------------------------------------------------
Class I                        $1,000           $1,021.78            $3.47
--------------------------------------------------------------------------------
* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.78% for Class A, 1.19% for Class B, 1.28% for Class C, .68% for Class I) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004    9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                   S&P       Moody's   Face
                   Ratings@  Ratings@  Amount    Municipal Bonds                                                             Value
===================================================================================================================================
California--93.6%
-----------------------------------------------------------------------------------------------------------------------------------
                   AAA       Aaa       $ 2,625   ABAG Finance Authority for Nonprofit Corporations, California, COP
                                                 (Children's Hospital Medical Center), 6% due 12/01/2029 (a)                $ 2,950
                   ----------------------------------------------------------------------------------------------------------------
                   NR*       NR*         3,750   Alameda, California, Public Financing Authority, Local Agency Special
                                                 Tax Revenue Bonds (Community Facility Number 1), Series A, 7%
                                                 due 8/01/2019                                                                4,029
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         3,600   Alameda Corridor Transportation Authority, California, Revenue Bonds,
                                                 Senior Lien, Series A, 5.25% due 10/01/2021 (g)                              3,884
                   ----------------------------------------------------------------------------------------------------------------
                                                 Anaheim, California, Public Financing Authority:
                   AAA       Aaa         3,000         Electric System Distribution Facilities Revenue Bonds, Series A,
                                                       5% due 10/01/2031 (f)                                                  3,050
                   AAA       Aaa         4,000         Tax Allocation Revenue Refunding Bonds, RITES, 11.32%
                                                       due 12/28/2018 (g)(h)                                                  5,127
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,000   Bakersfield, California, COP, Refunding (Convention Center Expansion
                                                 Project), 5.875% due 4/01/2022 (g)                                           2,177
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         6,000   Bay Area Government Association, California, Revenue Refunding Bonds
                                                 (California Redevelopment Agency Pool), Series A, 6% due 12/15/2024 (f)      6,189
                   ----------------------------------------------------------------------------------------------------------------
                                                 California Educational Facilities Authority, Revenue Refunding
                                                 Bonds (g):
                   NR*       Aaa         9,000         RIB, Series 413, 10.40% due 10/01/2026 (h)                            10,657
                   NR*       Aaa         1,025         (University of the Pacific), 5.875% due 11/01/2020                     1,164
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         3,000   California Health Facilities Financing Authority, Insured Health
                                                 Facility Revenue Refunding Bonds (Catholic Healthcare West), Series A,
                                                 6% due 7/01/2017 (g)                                                         3,259
                   ----------------------------------------------------------------------------------------------------------------
                                                 California Health Facilities Financing Authority Revenue Bonds:
                   AAA       NR*        10,000         DRIVERS, Series 181, 9.395% due 6/01/2022 (f)(h)                      11,987
                   AAA       NR*         5,000         (Kaiser Permanente), RIB, Series 26, 9.38% due 6/01/2022 (f)(h)        5,993
                   AAA       Aaa         2,000         (Scripps Memorial Hospital), Series A, 6.375% due 10/01/2022 (g)       2,007
                   NR*       Aa3         5,780         (Scripps Research Institute), Series A, 6.625% due 7/01/2014           5,916
                   AA-       A1          2,080         (Sutter Health), Series A, 6.25% due 8/15/2035                         2,297
                   ----------------------------------------------------------------------------------------------------------------
                                                 California Health Facilities Financing Authority, Revenue Refunding
                                                 Bonds, VRDN, Series B (g)(i):
                   A1+       VMIG1+        200         (Adventist Hospital), 1.33% due 9/01/2015                                200
                   A1+       VMIG1+        300         (Adventist Hospital), 1.33% due 9/01/2028                                300
                   A1+       VMIG1+        825         (Sutter/Catholic Healthcare System), 1.32% due 7/01/2012                 825
                   ----------------------------------------------------------------------------------------------------------------
                   BBB+      Baa2        4,350   California Pollution Control Financing Authority, Solid Waste Disposal
                                                 Revenue Refunding Bonds (Republic Services Inc. Project), AMT,
                                                 Series C, 5.25% due 6/01/2023                                                4,540
                   ----------------------------------------------------------------------------------------------------------------
                   BBB+      A3          4,500   California State Department of Water Resources, Power Supply Revenue
                                                 Bonds, Series A, 5.75% due 5/01/2017                                         5,071
                   ----------------------------------------------------------------------------------------------------------------
                                                 California State Public Works Board, Lease Revenue Bonds, Series A:
                   AAA       NR*        10,000         (Department of Corrections), 7% due 11/01/2019 (a)                    10,297
                   AAA       Aaa         2,800         (Department of Health Services), 5.625% due 11/01/2019 (g)             3,133
                   AAA       Aaa         3,000         (Various Community College Projects), 5.625% due 3/01/2016 (a)         3,214
                   ----------------------------------------------------------------------------------------------------------------
                                                 California State Public Works Board, Lease Revenue Refunding Bonds,
                                                 Series B:
                   AAA       Aaa        10,000         (Department of Corrections), 5.625% due 11/01/2019 (g)                10,898
                   AAA       Aaa         1,500         (Various Community College Projects), 5.625% due 3/01/2019 (a)         1,606
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,580   California State University and Colleges, Housing System Revenue
                                                 Refunding Bonds, 5.80% due 11/01/2017 (d)                                    1,682
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         6,000   California State University, Systemwide Revenue Refunding Bonds,
                                                 Series A, 5% due 11/01/2034 (f)                                              6,116


Portfolio Abbreviations

To simplify the listings of Merrill Lynch California Insured Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
RIB       Residual Interest Bonds
RITES     Residual Interest Tax-Exempt Securities
RITR      Residual Interest Trust Receipts
VRDN      Variable Rate Demand Notes


10  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                   S&P       Moody's   Face
                   Ratings@  Ratings@  Amount    Municipal Bonds                                                             Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                   AAA       NR*       $ 6,000   California Statewide Communities Development Authority, COP, Refunding
                                                 (Huntington Memorial Hospital), 5.80% due 7/01/2026 (b)                    $ 6,442
                   ----------------------------------------------------------------------------------------------------------------
                   A         A3          2,475   California Statewide Communities Development Authority, Health Facility
                                                 Revenue Bonds (Memorial Health Services), Series A, 6% due 10/01/2023        2,644
                   ----------------------------------------------------------------------------------------------------------------
                   NR*       NR*         1,200   Capistrano, California, Unified School District, Community Facility
                                                 District, Special Tax Bonds (No. 90-2 Talega), 6% due 9/01/2032              1,224
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         5,585   Contra Costa County, California, Public Financing Authority, Lease
                                                 Revenue Refunding Bonds (Various Capital Facilities), Series A, 5.35%
                                                 due 8/01/2024 (g)                                                            5,876
                   ----------------------------------------------------------------------------------------------------------------
                                                 Corona, California, COP, Refunding (Corona Community):
                   AAA       Aaa         1,915         8% due 3/01/2009 (e)                                                   2,342
                   AAA       Aaa         2,065         8% due 3/01/2010 (e)                                                   2,583
                   AAA       Aaa         2,230         8% due 3/01/2011 (e)                                                   2,834
                   AAA       Aaa         2,410         8% due 3/01/2012 (e)                                                   3,118
                   AAA       Aaa         2,605         8% due 3/01/2013 (e)                                                   3,421
                   AAA       Aaa         2,810         8% due 3/01/2014 (e)                                                   3,746
                   AAA       Aaa         3,035         8% due 3/01/2015 (c)                                                   4,096
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,250   Cucamonga, California, County Water District, COP, Refunding, 5.50%
                                                 due 9/01/2024 (d)                                                            1,346
                   ----------------------------------------------------------------------------------------------------------------
                   NR*       NR*         1,000   Elk Grove, California, East Franklin Community Number 1 Special Tax,
                                                 Series A, 6%  due 8/01/2033                                                  1,026
                   ----------------------------------------------------------------------------------------------------------------
                   NR*       NR*         3,000   Etiwanda School District, California, Community Facilities District
                                                 Number 8, Special Tax, 6.25% due 9/01/2032                                   3,052
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,000   Glendale, California, Unified School District, GO, Series F, 5%
                                                 due 9/01/2028 (g)                                                            2,044
                   ----------------------------------------------------------------------------------------------------------------
                                                 Grossmont, California, Unified High School District, COP (e)(f):
                   AAA       Aaa         1,220         5.65% due 9/01/2008                                                    1,404
                   AAA       Aaa         2,250         5.75% due 9/01/2008                                                    2,597
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,750   Hawthorne, California, School District, GO, Series A, 5.50% due
                                                 5/01/2022 (d)                                                                3,015
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         5,080   Irvine, California, Unified School District, Special Tax Refunding
                                                 Bonds (Community Facilities District No. 86-1), 5.50% due 11/01/2017 (a)     5,616
                   ----------------------------------------------------------------------------------------------------------------
                   NR*       NR*         1,000   Long Beach, California, Special Tax Bonds (Community Facilities
                                                 District No. 3-Pine Ave.), 6.375% due 9/01/2023                              1,056
                   ----------------------------------------------------------------------------------------------------------------
                   NR*       Aaa         4,000   Los Angeles, California, COP (Sonnenblick Del Rio West Los Angeles),
                                                 6.20%  due 11/01/2031 (a)                                                    4,617
                   ----------------------------------------------------------------------------------------------------------------
                                                 Los Angeles, California, Community College District, GO, Series A (g):
                   AAA       Aaa        12,265         5.50% due 8/01/2020                                                   13,677
                   AAA       Aaa         5,035         5.50% due 8/01/2021                                                    5,576
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       NR*         7,000   Los Angeles, California, Convention and Exhibition Center Authority,
                                                 COP, 9%  due 12/01/2020 (a)                                                  7,657
                   ----------------------------------------------------------------------------------------------------------------
                                                 Los Angeles, California, Harbor Department Revenue Bonds, AMT:
                   AAA       Aaa         7,000         RITR, Series RI-7, 10.725% due 11/01/2026 (g)(h)                       8,161
                   AA        Aa2         1,000         Series B, 5.375% due 11/01/2023                                        1,051
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       NR*         5,000   Los Angeles, California, Harbor Department Revenue Refunding Bonds,
                                                 7.60% due  10/01/2018 (c)(g)                                                 6,260
                   ----------------------------------------------------------------------------------------------------------------
                                                 Los Angeles, California, Water and Power Revenue Refunding Bonds
                                                 (Power System):
                   AAA       Aaa         5,400         Series A-A-1, 5.25% due 7/01/2020 (f)                                  5,842
                   AAA       Aaa         4,000         Series A-A-2, 5.375% due 7/01/2021 (g)                                 4,345
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         4,000   Los Angeles County, California, Metropolitan Transportation Authority,
                                                 Sales Tax Revenue Refunding Bonds, Proposition A, First Tier Senior
                                                 Series A, 2.125% due 7/01/2005 (f)                                           4,024


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004   11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                   S&P       Moody's   Face
                   Ratings@  Ratings@  Amount    Municipal Bonds                                                             Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                   AAA       Aaa       $ 2,000   Los Rios, California, Community College District, GO (Election of
                                                 2002), Series B, 5% due 8/01/2027 (g)                                     $  2,049
                   ----------------------------------------------------------------------------------------------------------------
                   NR*       Aaa         5,435   Monterey County, California, COP (Master Plan Financing), 5% due
                                                 8/01/2032 (g)                                                                5,493
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,780   Morgan Hill, California, Unified School District, GO, 5.25% due
                                                 8/01/2019 (d)                                                                3,011
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,000   Orange County, California, Sanitation District, COP, 5.25% due
                                                 2/01/2028 (d)                                                                2,088
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,025   Palm Desert, California, Financing Authority, Tax Allocation Revenue
                                                 Refunding Bonds (Project Area Number 1), 5.45% due 4/01/2018 (g)             1,117
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,500   Palm Springs, California, Financing Authority, Lease Revenue Refunding
                                                 Bonds (Convention Center Project), Series A, 5.50% due 11/01/2029 (g)        1,633
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         5,485   Peralta, California, Community College District, GO (Election of 2000),
                                                 Series C, 5% due 8/01/2029 (g)                                               5,610
                   ----------------------------------------------------------------------------------------------------------------
                   NR*       Aaa         1,000   Petaluma, California, Community Development Commission Tax Allocation
                                                 Bonds (Petaluma Community Development Project), Series A, 5.75%
                                                 due 5/01/2030 (g)                                                            1,089
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,000   Port Oakland, California, Port Revenue Refunding Bonds, Series I, 5.60%
                                                 due 11/01/2019 (g)                                                           1,111
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         8,295   Port Oakland, California, RITR, AMT, Class R, Series 5, 9.881% due
                                                 11/01/2012 (d)(h)                                                           10,043
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa        12,710   Port Oakland, California, Revenue Refunding Bonds, AMT, Series L,
                                                 5.375% due 11/01/2027 (d)                                                   13,189
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,750   Riverside County, California, Asset Leasing Corporation, Leasehold
                                                 Revenue Refunding Bonds (Riverside County Hospital Project), Series B,
                                                 5.70% due 6/01/2016 (g)                                                      2,007
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         3,865   Sacramento, California, City Financing Authority, Capital Improvement
                                                 Revenue Bonds (Solid Waste and Redevelopment Project), 5.75%
                                                 due 12/01/2022 (a)                                                           4,353
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         8,000   Sacramento, California, Municipal Utility District, Electric Revenue
                                                 Refunding Bonds, Series L, 5.125% due 7/01/2022 (g)                          8,437
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa        10,000   Sacramento County, California, Airport System Revenue Refunding Bonds,
                                                 Sub-Series B, 5% due 7/01/2026 (d)                                          10,131
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,000   Saddleback Valley, California, Unified School District, GO, 5% due
                                                 8/01/2029 (f)                                                                1,023
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         3,500   Saddleback Valley, California, Unified School District, Public
                                                 Financing Authority, Special Tax Revenue Refunding Bonds, Series A,
                                                 5.65% due 9/01/2017 (f)                                                      3,696
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,000   San Bernardino, California, Joint Powers Financing Authority, Lease
                                                 Revenue Bonds (Department of Transportation Lease), Series A, 5.50%
                                                 due 12/01/2020 (g)                                                           2,116
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         4,000   San Bernardino, California, Joint Powers Financing Authority, Tax
                                                 Allocation Revenue Refunding Bonds, Series A, 5.75% due 10/01/2015 (f)       4,245
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       NR*         4,000   San Bernardino County, California, COP, Refunding (Medical Center
                                                 Financing Project), 5.50% due 8/01/2019 (g)                                  4,092
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa        10,000   San Diego, California, Certificates of Undivided Interest, Water
                                                 Utility Fund, Net System Revenue Bonds, 5% due 8/01/2021 (d)                10,442
                   ----------------------------------------------------------------------------------------------------------------
                                                 San Diego, California, Public Facilities Financing Authority, Sewer
                                                 Revenue Bonds (d):
                   AAA       Aaa         4,450         Series A, 5.25% due 5/15/2027                                          4,568
                   AAA       Aaa         6,175         Series B, 5.25% due 5/15/2027                                          6,338
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         4,235   San Diego, California, Unified School District, GO (Election of 1998),
                                                 Series F, 5% due 7/01/2029 (f)                                               4,330
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         4,000   San Diego County, California, Water Authority, Water Revenue Refunding
                                                 Bonds, COP, Series A, 5% due 5/01/2027 (g)                                   4,064
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         5,500   San Francisco, California, City and County Airport Commission,
                                                 International Airport Revenue Bonds, AMT, Second Series, Issue 11,
                                                 6.25% due 5/01/2005 (d)(e)                                                   5,728


12  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                   S&P       Moody's   Face
                   Ratings@  Ratings@  Amount    Municipal Bonds                                                             Value
===================================================================================================================================
California (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                   AAA       Aaa       $ 1,250   San Francisco, California, City and County Airports Commission,
                                                 International Airport, Special Facilities Lease Revenue Bonds (SFO
                                                 Fuel Company LLC), AMT, Series A, 6.10% due 1/01/2020 (f)                  $ 1,380
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,500   San Francisco, California, City and County Airports, International
                                                 Airport Revenue Refunding Bonds, Second Series, Issue 29-B, 3%
                                                 due 5/01/2007 (d)                                                            2,572
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         4,000   San Francisco, California, State Building Authority, Lease Revenue
                                                 Bonds (San Francisco Civic Center Complex), Series A, 5.25% due
                                                 12/01/2021 (a)                                                               4,297
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         5,790   San Joaquin Hills, California, Transportation Corridor Agency, Toll
                                                 Road Revenue Refunding Bonds, Series A, 5.375% due 1/15/2029 (g)             5,954
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,420   San Jose-Evergreen, California, Community College District, GO,
                                                 Series B, 5.50%  due 9/01/2021 (d)                                           1,605
                   ----------------------------------------------------------------------------------------------------------------
                                                 San Juan, California, Unified School District, GO:
                   AAA       Aaa         3,740         5.625% due 8/01/2017 (d)                                               4,222
                   AAA       Aaa         3,000         5.70% due 8/01/2019 (f)                                                3,395
                   AAA       Aaa         4,345         5.625% due 8/01/2020 (d)                                               4,758
                   AAA       Aaa         3,500         (Election of 2002), 5% due 8/01/2028 (g)                               3,576
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,000   San Mateo County, California, Community College District, COP, 5%
                                                 due 10/01/2029 (g)                                                           1,017
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,240   San Mateo County, California, Joint Powers Authority, Lease Revenue
                                                 Refunding Bonds (Capital Projects), Series A, 5.125% due 7/15/2028 (f)       2,282
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,700   Santa Clara, California, Subordinated Electric Revenue Bonds,
                                                 Series A, 5% due 7/01/2028 (g)                                               1,736
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa        10,000   Santa Clara County, California, Financing Authority, Lease Revenue
                                                 Bonds (VMC Facility Replacement Project), Series A, 6.75% due
                                                 11/15/2004 (a)(e)                                                           10,314
                   ----------------------------------------------------------------------------------------------------------------
                   NR*       NR*         1,650   Santa Margarita, California, Water District, Special Tax Refunding
                                                 Bonds (Community Facilities District No. 99), Series 1, 6.20%
                                                 due 9/01/2020                                                                1,734
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         4,000   Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds
                                                 (Earthquake Recovery Redevelopment Project), 6% due 7/01/2029 (a)            4,464
                   ----------------------------------------------------------------------------------------------------------------
                                                 Santa Rosa, California, High School District, GO:
                   AAA       Aaa         1,000         5.70% due 5/01/2021 (f)                                                1,099
                   AAA       Aaa         1,000         (Election of 2002), 5% due 8/01/2028 (g)                               1,022
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,600   Southern California Public Power Authority, Power Project Revenue Bonds
                                                 (Magnolia Power Project), Series A-1, 5% due 7/01/2033 (a)                   2,646
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         1,000   Southwestern Community College, District of California, GO, 5.625% due
                                                 8/01/2018 (a)                                                                1,138
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         5,500   University of California, Hospital Revenue Refunding Bonds (UCLA
                                                 Medical Center), Series B, 5.50% due 5/15/2021 (a)                           6,111
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         4,215   Vista, California, Unified School District, GO, Series A, 5.25%
                                                 due 8/01/2025 (f)                                                            4,438

===================================================================================================================================
Puerto Rico--3.9%
-----------------------------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         2,000   Puerto Rico Commonwealth Highway and Transportation Authority,
                                                 Transportation Revenue Bonds, Series B, 5.75% due 7/01/2018 (g)              2,295
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         6,790   Puerto Rico Commonwealth, Public Improvement, GO, 5.75% due
                                                 7/01/2018 (g)                                                                7,810
                   ----------------------------------------------------------------------------------------------------------------
                   AAA       Aaa         6,610   Puerto Rico Commonwealth, Public Improvement, GO, Refunding, 5.70% due
                                                 7/01/2020 (g)                                                                7,419
                   ----------------------------------------------------------------------------------------------------------------
                                                 Total Municipal Bonds (Cost--$413,931)--97.5%                              448,547
                   ================================================================================================================


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004   13

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                        Shares
                                          Held   Mutual Funds                                                                Value
                   ================================================================================================================
                                            69   BlackRock California Insured Municipal 2008 Term Trust, Inc.              $  1,124
                   ================================================================================================================
                                                 Total Mutual Funds (Cost--$1,156)--0.3%                                      1,124
                   ----------------------------------------------------------------------------------------------------------------

                                                 Short-Term Securities
                   ================================================================================================================
                                             6   CMA California Municipal Money Fund (j)                                          6
                   ----------------------------------------------------------------------------------------------------------------
                                                 Total Short-Term Securities (Cost--$6)--0.0%                                     6
                   ================================================================================================================
                   Total Investments (Cost--$415,093**)--97.8%                                                              449,677

                   Other Assets Less Liabilities--2.2%                                                                       10,070
                                                                                                                           --------
                   Net Assets--100.0%                                                                                      $459,747
                                                                                                                           ========

+     Highest short-term rating by Moody's Investors Service, Inc.
@     Ratings of issues shown are unaudited.
*     Not Rated.
** The cost and unrealized appreciation/depreciation of investments as of August 31, 2004, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ..............................................    $414,793
                                                                       ========
      Gross unrealized appreciation ...............................    $ 34,938
      Gross unrealized depreciation ...............................         (54)
                                                                       --------
      Net unrealized appreciation .................................    $ 34,884
                                                                       ========

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   Prerefunded.
(f)   FSA Insured.
(g)   MBIA Insured.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2004.
(i) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 2004.
(j) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund                     --           --(1)
      --------------------------------------------------------------------------
      (1)   Amount is less than $1,000.

      See Notes to Financial Statements.


14  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

Statement of Assets and Liabilities

As of August 31, 2004
==================================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$415,086,279) ...................................................                      $ 449,670,634
                       Investments in affiliated securities, at value (identified
                        cost--$6,437) .........................................................                              6,437
                       Cash ...................................................................                             48,088
                       Receivables:
                          Securities sold .....................................................    $   7,911,500
                          Interest ............................................................        7,230,195
                          Beneficial interest sold ............................................          190,916
                          Dividends ...........................................................            4,410        15,337,021
                                                                                                   -------------
                       Prepaid expenses .......................................................                             33,729
                                                                                                                     -------------
                       Total assets ...........................................................                        465,095,909
                                                                                                                     -------------
==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ................................................        4,317,117
                          Dividends to shareholders ...........................................          515,101
                          Beneficial interest redeemed ........................................          335,629
                          Distributor .........................................................           92,579
                          Other affiliates ....................................................           31,125
                          Investment adviser ..................................................           13,780         5,305,331
                                                                                                   -------------
                       Accrued expenses .......................................................                             43,645
                                                                                                                     -------------
                       Total liabilities ......................................................                          5,348,976
                                                                                                                     -------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets .............................................................                      $ 459,746,933
                                                                                                                     =============
==================================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ...........................................                      $   2,205,529
                       Class B Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ...........................................                          1,009,464
                       Class C Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ...........................................                            400,260
                       Class I Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ...........................................                            308,406
                       Paid-in capital in excess of par .......................................                        431,654,839
                       Undistributed investment income--net ...................................    $     821,188
                       Accumulated realized capital losses--net ...............................      (11,237,108)
                       Unrealized appreciation--net ...........................................       34,584,355
                                                                                                   -------------
                       Total accumulated earnings--net ........................................                         24,168,435
                                                                                                                     -------------
                       Net Assets .............................................................                      $ 459,746,933
                                                                                                                     =============
==================================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $258,411,069 and 22,055,288 shares
                        of beneficial interest outstanding ....................................                      $       11.72
                                                                                                                     =============
                       Class B--Based on net assets of $118,303,562 and 10,094,637 shares
                        of beneficial interest outstanding ....................................                      $       11.72
                                                                                                                     =============
                       Class C--Based on net assets of $46,899,842 and 4,002,602 shares
                        of beneficial interest outstanding ....................................                      $       11.72
                                                                                                                     =============
                       Class I--Based on net assets of $36,132,460 and 3,084,062 shares
                        of beneficial interest outstanding ....................................                      $       11.72
                                                                                                                     =============

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004   15

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended August 31, 2004
==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
                       Interest ...............................................................                      $  25,959,046
                       Dividends (including $416 from affiliates) .............................                             55,618
                                                                                                                     -------------
                       Total income ...........................................................                         26,014,664
                                                                                                                     -------------
==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...............................................    $   2,624,472
                       Account maintenance and distribution fees--Class B .....................          673,447
                       Account maintenance and distribution fees--Class C .....................          297,220
                       Account maintenance fees--Class A ......................................          255,597
                       Accounting services ....................................................          184,642
                       Transfer agent fees--Class A ...........................................           94,212
                       Professional fees ......................................................           63,054
                       Transfer agent fees--Class B ...........................................           58,074
                       Printing and shareholder reports .......................................           48,757
                       Registration fees ......................................................           44,705
                       Custodian fees .........................................................           24,784
                       Trustees' fees and expenses ............................................           22,182
                       Transfer agent fees--Class C ...........................................           21,212
                       Pricing fees ...........................................................           15,772
                       Transfer agent fees--Class I ...........................................           13,774
                       Other ..................................................................           47,372
                                                                                                   -------------
                       Total expenses before reimbursement ....................................        4,489,276
                       Reimbursement of expenses ..............................................             (292)
                                                                                                   -------------
                       Total expenses after reimbursement .....................................                          4,488,984
                                                                                                                     -------------
                       Investment income--net .................................................                         21,525,680
                                                                                                                     -------------
==================================================================================================================================
Realized & Unrealized Gain--Net
----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ......................................                          1,654,864
                       Change in unrealized appreciation on investments--net ..................                          5,630,844
                                                                                                                     -------------
                       Total realized and unrealized gain--net ................................                          7,285,708
                                                                                                                     -------------
                       Net Increase in Net Assets Resulting from Operations ...................                      $  28,811,388
                                                                                                                     =============

      See Notes to Financial Statements.


16  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

Statements of Changes in Net Assets

                                                                                                          For the Year Ended
                                                                                                              August 31,
                                                                                                   -------------------------------
Increase (Decrease) in Net Assets:                                                                      2004              2003
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .................................................    $  21,525,680     $  23,195,829
                       Realized gain--net .....................................................        1,654,864         1,302,358
                       Change in unrealized appreciation--net .................................        5,630,844       (13,513,864)
                                                                                                   -------------------------------
                       Net increase in net assets resulting from operations ...................       28,811,388        10,984,323
                                                                                                   -------------------------------
==================================================================================================================================
Dividends to Shareholders
----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A .............................................................      (11,895,855)      (11,484,980)
                          Class B .............................................................       (5,720,284)       (7,656,305)
                          Class C .............................................................       (2,053,614)       (1,923,362)
                          Class I .............................................................       (1,776,326)       (2,037,876)
                                                                                                   -------------------------------
                       Net decrease in net assets resulting from dividends to shareholders ....      (21,446,079)      (23,102,523)
                                                                                                   -------------------------------
==================================================================================================================================
Beneficial Interest Transactions
----------------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from beneficial interest transactions      (36,115,908)      (10,154,091)
                                                                                                   -------------------------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ...........................................      (28,750,599)      (22,272,291)
                       Beginning of year ......................................................      488,497,532       510,769,823
                                                                                                   -------------------------------
                       End of year* ...........................................................    $ 459,746,933     $ 488,497,532
                                                                                                   ===============================
                          * Undistributed investment income--net ..............................    $     821,188     $     740,799
                                                                                                   ===============================

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004   17

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                                Class A
                                                                      ------------------------------------------------------------
The following per share data and ratios have been derived                                  For the Year Ended
from information provided in the financial statements.                                         August 31,
                                                                      ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2004         2003         2002         2001         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .........   $  11.54     $  11.82     $  11.77     $  11.26     $  11.10
                                                                      ------------------------------------------------------------
                       Investment income--net .....................        .55+         .56+         .57+         .58          .57
                       Realized and unrealized gain (loss)--net ...        .17         (.28)         .05          .51          .16
                                                                      ------------------------------------------------------------
                       Total from investment operations ...........        .72          .28          .62         1.09          .73
                                                                      ------------------------------------------------------------
                       Less dividends from investment income--net .       (.54)        (.56)        (.57)        (.58)        (.57)
                                                                      ------------------------------------------------------------
                       Net asset value, end of year ...............   $  11.72     $  11.54     $  11.82     $  11.77     $  11.26
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .........       6.37%        2.35%        5.46%        9.93%        6.91%
                                                                      ============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement and excluding
                        reorganization expenses ...................        .78%         .78%         .81%         .79%         .77%
                                                                      ============================================================
                       Expenses, excluding reorganization expenses         .78%         .78%         .81%         .79%         .77%
                                                                      ============================================================
                       Expenses ...................................        .78%         .78%         .84%         .84%         .77%
                                                                      ============================================================
                       Investment income--net .....................       4.66%        4.74%        4.93%        4.96%        5.25%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) .....   $258,411     $247,184     $236,181     $219,442     $193,497
                                                                      ============================================================
                       Portfolio turnover .........................      24.69%       29.70%       37.35%       55.75%       84.36%
                                                                      ============================================================

*     Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


18  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

                                                                                                Class B
                                                                      ------------------------------------------------------------
The following per share data and ratios have been derived                                  For the Year Ended
from information provided in the financial statements.                                         August 31,
                                                                      ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2004         2003         2002         2001         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .........   $  11.54     $  11.82     $  11.77     $  11.26     $  11.10
                                                                      ------------------------------------------------------------
                       Investment income--net .....................        .50+         .51+         .52+         .53          .53
                       Realized and unrealized gain (loss)--net ...        .18         (.28)         .05          .51          .16
                                                                      ------------------------------------------------------------
                       Total from investment operations ...........        .68          .23          .57         1.04          .69
                                                                      ------------------------------------------------------------
                       Less dividends from investment income--net .       (.50)        (.51)        (.52)        (.53)        (.53)
                                                                      ------------------------------------------------------------
                       Net asset value, end of year ...............   $  11.72     $  11.54     $  11.82     $  11.77     $  11.26
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .........       5.94%        1.93%        5.04%        9.48%        6.48%
                                                                      ============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement and excluding
                        reorganization expenses ...................       1.18%        1.19%        1.22%        1.20%        1.18%
                                                                      ============================================================
                       Expenses, excluding reorganization expenses        1.18%        1.19%        1.22%        1.20%        1.18%
                                                                      ============================================================
                       Expenses ...................................       1.18%        1.19%        1.25%        1.25%        1.18%
                                                                      ============================================================
                       Investment income--net .....................       4.25%        4.34%        4.52%        4.55%        4.85%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) .....   $118,304     $151,276     $194,733     $221,516     $200,409
                                                                      ============================================================
                       Portfolio turnover .........................      24.69%       29.70%       37.35%       55.75%       84.36%
                                                                      ============================================================

*     Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004   19

[LOGO] Merrill Lynch Investment Managers

                                                                                                Class C
                                                                      ------------------------------------------------------------
The following per share data and ratios have been derived                                  For the Year Ended
from information provided in the financial statements.                                         August 31,
                                                                      ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2004         2003         2002         2001         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .........   $  11.54     $  11.82     $  11.77     $  11.26     $  11.10
                                                                      ------------------------------------------------------------
                       Investment income--net .....................        .49+         .50+         .51+         .52          .52
                       Realized and unrealized gain (loss)--net ...        .17         (.28)         .05          .51          .16
                                                                      ------------------------------------------------------------
                       Total from investment operations ...........        .66          .22          .56         1.03          .68
                                                                      ------------------------------------------------------------
                       Less dividends from investment income--net .       (.48)        (.50)        (.51)        (.52)        (.52)
                                                                      ------------------------------------------------------------
                       Net asset value, end of year ...............   $  11.72     $  11.54     $  11.82     $  11.77     $  11.26
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .........       5.84%        1.83%        4.94%        9.37%        6.37%
                                                                      ============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement and excluding
                        reorganization expenses ...................       1.28%        1.29%        1.32%        1.30%        1.28%
                                                                      ============================================================
                       Expenses, excluding reorganization expenses        1.28%        1.29%        1.32%        1.30%        1.28%
                                                                      ============================================================
                       Expenses ...................................       1.28%        1.29%        1.35%        1.35%        1.28%
                                                                      ============================================================
                       Investment income--net .....................       4.15%        4.24%        4.42%        4.45%        4.75%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) .....   $ 46,900     $ 50,197     $ 36,983     $ 16,357     $ 10,262
                                                                      ============================================================
                       Portfolio turnover .........................      24.69%       29.70%       37.35%       55.75%       84.36%
                                                                      ============================================================

*     Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


20  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

Financial Highlights (concluded)

                                                                                                 Class I
                                                                      ------------------------------------------------------------
The following per share data and ratios have been derived                                   For the Year Ended
from information provided in the financial statements.                                          August 31,
                                                                      ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2004         2003         2002         2001         2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year .........   $  11.54     $  11.81     $  11.77     $  11.26     $  11.10
                                                                      ------------------------------------------------------------
                       Investment income--net .....................        .56+         .57+         .58+         .59          .58
                       Realized and unrealized gain (loss)--net ...        .17         (.27)         .04          .51          .16
                                                                      ------------------------------------------------------------
                       Total from investment operations ...........        .73          .30          .62         1.10          .74
                                                                      ------------------------------------------------------------
                       Less dividends from investment income--net .       (.55)        (.57)        (.58)        (.59)        (.58)
                                                                      ------------------------------------------------------------
                       Net asset value, end of year ...............   $  11.72     $  11.54     $  11.81     $  11.77     $  11.26
                                                                      ============================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .........       6.48%        2.54%        5.48%       10.04%        7.02%
                                                                      ============================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement and excluding
                        reorganization expenses ...................        .68%         .68%         .71%         .69%         .67%
                                                                      ============================================================
                       Expenses, excluding reorganization expenses         .68%         .68%         .71%         .69%         .67%
                                                                      ============================================================
                       Expenses ...................................        .68%         .68%         .74%         .75%         .67%
                                                                      ============================================================
                       Investment income--net .....................       4.76%        4.84%        5.03%        5.06%        5.35%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year (in thousands) .....   $ 36,132     $ 39,841     $ 42,873     $ 40,877     $ 31,868
                                                                      ============================================================
                       Portfolio turnover .........................      24.69%       29.70%       37.35%       55.75%       84.36%
                                                                      ============================================================

*     Total investment returns exclude the effect of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004   21

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers four classes of shares. Shares of Class I and Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


22  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Expenses -- Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.


(g) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $788 has been reclassified between paid-in-capital in excess of par and undistributed net investment income as a result of permanent differences attributable to non-deductible expenses. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the year ended August 31, 2004, the Investment Adviser has agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the CMA California Municipal Money Fund. FAM reimbursed the Fund in the amount of $292.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ................................               .10%              --
Class B ................................               .25%             .25%
Class C ................................               .25%             .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $10,625               $77,142
Class I ............................               $   987               $ 8,033
--------------------------------------------------------------------------------

For the year ended August 31, 2004, MLPF&S received contingent deferred sales charges of $115,204 and $31,213 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $5,333 relating to transactions subject to front-end sales charge waivers in Class A Shares.

In addition, MLPF&S received $3,167 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2004.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004   23

[LOGO] Merrill Lynch Investment Managers

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2004, the Fund reimbursed FAM $9,850 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2004 were $114,601,889 and $148,012,059, respectively.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $36,115,908 and $10,154,091 for the year ended August 31, 2004 and for the year ended August 31, 2003, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended August 31, 2004                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,862,165       $ 21,715,625
Automatic conversion of shares ...........         1,520,151         17,769,810
Shares issued to shareholders in
   reinvestment of dividends .............           470,853          5,517,417
                                                 ------------------------------
Total issued .............................         3,853,169         45,002,852
Shares redeemed ..........................        (3,222,586)       (37,606,242)
                                                 ------------------------------
Net increase .............................           630,583       $  7,396,610
                                                 ==============================
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended August 31, 2003                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,254,766       $ 14,903,047
Automatic conversion of shares ...........         2,593,787         30,828,314
Shares issued to shareholders in
   reinvestment of dividends .............           427,503          5,048,446
                                                 ------------------------------
Total issued .............................         4,276,056         50,779,807
Shares redeemed ..........................        (2,841,291)       (33,533,908)
                                                 ------------------------------
Net increase .............................         1,434,765       $ 17,245,899
                                                 ==============================
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended August 31, 2004                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           550,699       $  6,445,928
Shares issued to shareholders in
   reinvestment of dividends .............           203,217          2,383,197
                                                 ------------------------------
Total issued .............................           753,916          8,829,125
Shares redeemed ..........................        (2,248,089)       (26,204,483)
Automatic conversion of shares ...........        (1,519,589)       (17,769,810)
                                                 ------------------------------
Net decrease .............................        (3,013,762)      $(35,145,168)
                                                 ==============================
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended August 31, 2003                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,516,169       $ 17,984,139
Shares issued to shareholders in
   reinvestment of dividends .............           276,563          3,267,758
                                                 ------------------------------
Total issued .............................         1,792,732         21,251,897
Automatic conversion of shares ...........        (2,592,997)       (30,828,314)
Shares redeemed ..........................        (2,569,199)       (30,339,314)
                                                 ------------------------------
Net decrease .............................        (3,369,464)      $(39,915,731)
                                                 ==============================
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended August 31, 2004                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           783,145       $  9,196,564
Shares issued to shareholders in
   reinvestment of dividends .............            99,268          1,163,896
                                                 ------------------------------
Total issued .............................           882,413         10,360,460
Shares redeemed ..........................        (1,230,288)       (14,363,533)
                                                 ------------------------------
Net decrease .............................          (347,875)      $ (4,003,073)
                                                 ==============================
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended August 31, 2003                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,017,941       $ 23,936,180
Shares issued to shareholders in
   reinvestment of dividends .............            88,763          1,048,286
                                                 ------------------------------
Total issued .............................         2,106,704         24,984,466
Shares redeemed ..........................          (886,237)       (10,443,796)
                                                 ------------------------------
Net increase .............................         1,220,467       $ 14,540,670
                                                 ==============================
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended August 31, 2004                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           443,328       $  5,185,502
Shares issued to shareholders in
   reinvestment of dividends .............            74,671            875,059
                                                 ------------------------------
Total issued .............................           517,999          6,060,561
Shares redeemed ..........................          (887,383)       (10,242,838)
                                                 ------------------------------
Net decrease .............................          (369,384)      $ (4,364,277)
                                                 ==============================
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended August 31, 2003                               Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           564,411       $  6,700,020
Shares issued to shareholders in
   reinvestment of dividends .............            73,005            861,983
                                                 ------------------------------
Total issued .............................           637,416          7,562,003
Shares redeemed ..........................          (812,952)        (9,586,932)
                                                 ------------------------------
Net decrease .............................          (175,536)      $ (2,024,929)
                                                 ==============================
-------------------------------------------------------------------------------


24  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended August 31, 2004.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended August 31, 2004 and August 31, 2003 was as follows:

-------------------------------------------------------------------------------
                                                  8/31/2004          8/31/2003
-------------------------------------------------------------------------------
Distributions paid from:
   Tax-exempt income .....................      $ 21,446,079       $ 23,102,523
                                                -------------------------------
Total distributions ......................      $ 21,446,079       $ 23,102,523
                                                ===============================

As of August 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $    521,632
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................             521,632
Capital loss carryforward ...............................         (11,062,986)*
Unrealized gains--net ...................................          34,709,789**
                                                                 ------------
Total accumulated earnings--net .........................        $ 24,168,435
                                                                 ============

* On August 31, 2004, the Fund had a net capital loss carryforward of $11,062,986, of which $440,840 expires in 2008 and $10,622,146 expires in
      2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004   25

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch California Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust (the "Trust") as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 15, 2004


26  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

Officers and Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   124 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P. ("FAM")--   157 Portfolios
            08543-9011     Trustee               Advised Funds since 1999; Chairman (Americas Region)
            Age: 63                              of MLIM from 2000 to 2002; Executive Vice President
                                                 of MLIM and FAM (which terms as used herein
                                                 include their corporate predecessors) from 1983 to
                                                 2002; President of FAM Distributors, Inc. ("FAMD")
                                                 from 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from 1989 to
                                                 2002; Director of Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Trustee      1995 to  Director, The China Business Group, Inc. since 1996   38 Funds        None
Bodurtha    Princeton, NJ               present  and Executive Vice President thereof from 1996 to     55 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 60                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Trustee      2002 to  Member of the Committee of Investment of Employee     38 Funds        Kimco Realty
            Princeton, NJ               present  Benefit Assets of the Association of Financial        55 Portfolios   Corporation
            08543-9095                           Professionals ("CIEBA") since 1986; Member of CIEBA's
            Age: 69                              Executive Committee since 1988 and its Chairman
                                                 from 1991 to 1992; Assistant Treasurer of International
                                                 Business Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds from
                                                 1986 to 1993; Member of the Investment Advisory
                                                 Committee of the State of New York Common
                                                 Retirement Fund since 1989; Member of the Investment
                                                 Advisory Committee of the Howard Hughes Medical
                                                 Institute from 1997 to 2000; Director, Duke
                                                 University Management Company from 1992 to
                                                 2004, Vice Chairman thereof from 1998 to 2004
                                                 and Director Emeritus thereof since 2004; Director,
                                                 LaSalle Street Fund from 1995 to 2001; Director, Kimco
                                                 Realty Corporation since 1997; Member of the Invest-
                                                 ment Advisory Committee of the Virginia Retirement
                                                 System since 1998 and Vice Chairman thereof since
                                                 2002; Director, Montpelier Foundation since 1998 and
                                                 its Vice Chairman since 2000; Member of the
                                                 Investment Committee of the Woodberry Forest School
                                                 since 2000; Member of the Investment Committee of
                                                 the National Trust for Historic Preservation since 2000.


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004   27

[LOGO] Merrill Lynch Investment Managers

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Trustee      1993 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997 and
            Age: 65                              Trustee thereof since 1980; Dean, Gallatin Division
                                                 of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp. from
                                                 1991 to 1995; Overseer, Center for Naval Analyses from
                                                 1983 to 1993; Director, Level Playing Field (education)
                                                 from 2000 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Trustee      1993 to  Harvard Business School: George Gund Professor of     38 Funds        None
Perold      Princeton, NJ               present  Finance and Banking since 2000; Senior Associate      55 Portfolios
            08543-9095                           Dean, Director of Faculty Recruiting since 2001;
            Age: 52                              Finance Area Chair from 1996 to 2001; Sylvan C.
                                                 Coleman Professor of Financial Management from
                                                 1993 to 2000; Director, Genbel Securities Limited and
                                                 Gensec Bank from 1999 to 2003; Director, Stockback,
                                                 Inc. from 2000 to 2002; Director, Sanlam Limited from
                                                 2001 to 2003; Trustee, Commonfund from 1989 to
                                                 2001; Director, Sanlam Investment Management from
                                                 1999 to 2001; Director, Bulldogresearch.com from
                                                 2000 to 2001; Director, Quantec Limited from 1991
                                                 to 1999; Director and Chairman of the Board of
                                                 UNX Inc. since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Trustee      2001 to  Shareholder of Modrall, Sperling, Roehl, Harris &     38 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        55 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 62                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder of Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director, Coopers, Inc. since
                                                 1999; Director of ECMC Group (service provider to
                                                 students, schools and lenders) since 2001; Director,
                                                 United New Mexico Bank (now Wells Fargo) from
                                                 1983 to 1988; Director, First National Bank of New
                                                 Mexico (now Wells Fargo) from 1975 to 1976.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Trustee      2002 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      55 Portfolios
Jr.         08543-9095                           Asset Management from 1992 until 1995; Chairman
            Age: 67                              of Salomon Brothers equity mutual funds from 1992
                                                 until 1995; regular columnist with Forbes Magazine
                                                 from 1992 to 2002; Director of Stock Research and
                                                 U.S. Equity Strategist at Salomon Brothers from 1975
                                                 until 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Trustee      2002 to  Chairman of Fernwood Advisors, Inc. (investment       39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of R.P.P.
            Age: 71                              Corporation (manufacturing) since 1978; Director of
                                                 International Mobile Communications, Incorporated
                                                 (telecommunications) since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


28  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

Officers and Trustees (unaudited) (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President, Director and Treasurer of Princeton Services since 1999;
            08543-9011     and          and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 44        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1998 to 2000.
            08543-9011     President
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Walter C.   P.O. Box 9011  Vice         1993 to  Managing Director of MLIM since 2003; Director (Municipal Tax-Exempt Fund
O'Connor    Princeton, NJ  President    present  Management) of MLIM from 2000 to 2003; Vice President of MLIM from 1994 to 2000.
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of  Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


    MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004   29

[LOGO] Merrill Lynch Investment Managers

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


30  MERRILL LYNCH CALIFORNIA INSURED MUNICIPAL BOND FUND    AUGUST 31, 2004

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch California Insured Municipal Bond Fund of
Merrill Lynch California Municipal Series Trust
Box 9011
Princeton, NJ 08543-9011

                                                                  #10329 -- 8/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending August 31, 2004 - $26,000
                                  Fiscal Year Ending August 31, 2003 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending August 31, 2004 - $0
                                  Fiscal Year Ending August 31, 2003 - $0

         (c) Tax Fees -           Fiscal Year Ending August 31, 2004 - $5,610
                                  Fiscal Year Ending August 31, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending August 31, 2004 - $0
                                  Fiscal Year Ending August 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending August 31, 2004 - $14,913,836
             Fiscal Year Ending August 31, 2003 - $18,318,444

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust


      By: /s/ Terry K. Glenn
          ----------------------

          Terry K. Glenn,
          President of
          Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

      Date: October 18, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      By: /s/ Terry K. Glenn
          ----------------------
          Terry K. Glenn,
          President of
          Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

      Date: October 18, 2004


      By: /s/ Donald C. Burke
          ----------------------
          Donald C. Burke,
          Chief Financial Officer of
          Merrill Lynch California Insured Municipal Bond Fund of Merrill Lynch California Municipal Series Trust

      Date: October 18, 2004